                                                              Exhibit 99.4


                                                              CLASS A

                                                        RECEIPT FOR SHARES

==========================                                                                             =============================
         NUMBER                                                                                        SHARES OF BENEFICIAL INTEREST
==========================                                                                             =============================


                               PRUDENTIAL                                                     FUND

                             AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                            ----------------
ACCOUNT NO.          ALPHA CODE                                                               CUSIP
                                                                                            ----------------
                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO EVIDENCE that




                                                            [SPECIMEN]



is the owner of

                                FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $    . EACH OF THE
-------------------------------PRUDENTIAL                       FUND

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the
State of Delaware and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
              This Certificate is not valid unless countersigned by the Transfer Agent.
                   IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

      SEAL
STATE OF DELAWARE               Dated:






                                                                        Secretary                               President

COUNTERSIGNED:
    PRUDENTIAL MUTUAL FUND SERVICES LLC
               (NEW JERSEY)
                                TRANSFER AGENT,

BY


                        AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   |as tenants in common                                               UNIF GIFT MIN ACT|.......Custodian.......
TEN ENT   |as tenants by the entireties                                                          (Cust)         (Minor)
JT TEN    |as joint tenants with right                                                          under Uniform Gifts to Minors Act
           of survivorship and not as                                                           ....................
           tenants in common                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED,........ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------..........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, .........................



                                 ...............................................





               -------------------------------------------------

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


                                                              CLASS B

                                                        RECEIPT FOR SHARES

==========================                                                                             =============================
         NUMBER                                                                                        SHARES OF BENEFICIAL INTEREST
==========================                                                                             =============================


                               PRUDENTIAL                                                     FUND

                             AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                            ----------------
ACCOUNT NO.          ALPHA CODE                                                               CUSIP
                                                                                            ----------------
                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO EVIDENCE that




                                                            [SPECIMEN]



is the owner of

                                FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $    . EACH OF THE
-------------------------------PRUDENTIAL                       FUND

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the
State of Delaware and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
              This Certificate is not valid unless countersigned by the Transfer Agent.
                   IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

      SEAL
STATE OF DELAWARE               Dated:






                                                                        Secretary                               President

COUNTERSIGNED:
    PRUDENTIAL MUTUAL FUND SERVICES LLC
               (NEW JERSEY)
                                TRANSFER AGENT,

BY


                        AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   |as tenants in common                                               UNIF GIFT MIN ACT|.......Custodian.......
TEN ENT   |as tenants by the entireties                                                          (Cust)         (Minor)
JT TEN    |as joint tenants with right                                                          under Uniform Gifts to Minors Act
           of survivorship and not as                                                           ....................
           tenants in common                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED,........ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------..........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, .........................



                                 ...............................................





               -------------------------------------------------

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


                                                              CLASS C

                                                        RECEIPT FOR SHARES

==========================                                                                             =============================
         NUMBER                                                                                        SHARES OF BENEFICIAL INTEREST
==========================                                                                             =============================


                               PRUDENTIAL                                                     FUND

                             AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                            ----------------
ACCOUNT NO.          ALPHA CODE                                                               CUSIP
                                                                                            ----------------
                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO EVIDENCE that




                                                            [SPECIMEN]



is the owner of

                                FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $    . EACH OF THE
-------------------------------PRUDENTIAL                       FUND

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the
State of Delaware and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
              This Certificate is not valid unless countersigned by the Transfer Agent.
                   IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

      SEAL
STATE OF DELAWARE               Dated:






                                                                        Secretary                               President

COUNTERSIGNED:
    PRUDENTIAL MUTUAL FUND SERVICES LLC
               (NEW JERSEY)
                                TRANSFER AGENT,

BY


                        AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   |as tenants in common                                               UNIF GIFT MIN ACT|.......Custodian.......
TEN ENT   |as tenants by the entireties                                                          (Cust)         (Minor)
JT TEN    |as joint tenants with right                                                          under Uniform Gifts to Minors Act
           of survivorship and not as                                                           ....................
           tenants in common                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED,........ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------..........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, .........................



                                 ...............................................





               -------------------------------------------------

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


                                                              CLASS Z

                                                        RECEIPT FOR SHARES

==========================                                                                             =============================
         NUMBER                                                                                        SHARES OF BENEFICIAL INTEREST
==========================                                                                             =============================


                               PRUDENTIAL                                                     FUND

                             AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                            ----------------
ACCOUNT NO.          ALPHA CODE                                                               CUSIP
                                                                                            ----------------
                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO EVIDENCE that




                                                            [SPECIMEN]



is the owner of

                                FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $    . EACH OF THE
-------------------------------PRUDENTIAL                       FUND

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the
State of Delaware and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
              This Certificate is not valid unless countersigned by the Transfer Agent.
                   IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

      SEAL
STATE OF DELAWARE               Dated:






                                                                        Secretary                               President

COUNTERSIGNED:
    PRUDENTIAL MUTUAL FUND SERVICES LLC
               (NEW JERSEY)
                                TRANSFER AGENT,

BY


                        AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   |as tenants in common                                               UNIF GIFT MIN ACT|.......Custodian.......
TEN ENT   |as tenants by the entireties                                                          (Cust)         (Minor)
JT TEN    |as joint tenants with right                                                          under Uniform Gifts to Minors Act
           of survivorship and not as                                                           ....................
           tenants in common                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

       For value received,........ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------..........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, .........................



                                 ...............................................





               -------------------------------------------------

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.